Offerings - Offering: 1	Jul. 22, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.400% Senior Notes due 2031
Amount Registered | shares	500,000,000
Maximum Aggregate Offering Price	$ 499,065,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 68,920.88
Offering Note	The filing fee is calculated in accordance with Rule 457(r) under the Securities Act of 1933, as amended.